Issuer: Carrizo Oil & Gas, Inc.                        CUSIP Number: 144577 10 3



                                                                      SCHEDULE C




                         THE CHASE MANHATTAN CORPORATION
                         -------------------------------


                              Executive Officers*
                              -------------------

                    Walter V. Shipley, Chairman of the Board
         William B. Harrison, Jr., President and Chief Executive Officer
                        Donald L. Boudreau, Vice Chairman
                        James B. Lee, Jr., Vice Chairman
                   Denis J. O'Leary, Executive Vice President
                         Marc J. Shapiro, Vice Chairman
                        Joseph G. Sponholz, Vice Chairman
                   John J. Farrell, Director, Human Resources
        Frederick W. Hill, Director Corporate Marketing and Communication
                       William H. McDavid, General Counsel



                                   Directors**
                                   -----------

                                Principal Occupation or Employment;
Name                            Business or Residence Address
----                            -----------------------------
Hans W. Becherer                Chairman of the Board
                                Chief Executive Officer
                                Deere & Company
                                8601 John Deere Road
                                Moline, IL 61265
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Frank A. Bennack, Jr.           President and Chief Executive Officer
                                The Hearst Corporation
                                959 Eighth Avenue
                                New York, New York 10019
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Susan V. Berresford             President
                                The Ford Foundation
                                320 E. 43rd Street
                                New York, New York 10017
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M. Anthony Burns                Chairman of the Board, President and
                                Chief Executive Officer
                                Ryder System, Inc.
                                2800 N.W. 82nd Avenue
                                Miami, Florida 33166
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------------------------
         * Principal occupation is executive officer and/or employee of The Chase Manhattan Bank. Business address is c/o The Chase Manhattan Bank, 270 Park Avenue, New York, New York 10017. Each executive officer of Chase is a U.S. citizen.

         ** Each of the persons named below is a citizen of the United States of America.

Issuer: Carrizo Oil & Gas, Inc.                        CUSIP Number: 144577 10 3



H. Laurence Fuller              Co-Chairman of the Board and
                                Chief Executive Officer
                                Amoco Corporation
                                200 East Randolph Drive
                                Chicago, Illinois 60601
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William H. Gray, III            President and Chief Executive Officer
                                The College Fund/UNCF
                                9860 Willow Oaks Corporate Drive
                                P.O. Box 10444
                                Fairfax, Virginia 22031
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William B. Harrison, Jr.        President and Chief Executive Officer
                                The Chase Manhattan Corporation
                                270 Park Avenue, 8th Floor
                                New York, New York 10017-2070
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Harold S. Hook                  Retired Chairman and Chief Executive
                                Officer
                                American General Corporation
                                2929 Allen Parkway
                                Houston, Texas  77019
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Helene L. Kaplan                Of Counsel
                                Skadden, Arps, Slate, Meagher & Flom
                                919 Third Avenue - Room 29-72
                                New York, New York 10022
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Thomas G. Labrecque             Retired President and Chief Operating
                                Officer
                                The Chase Manhattan Corporation
                                270 Park Avenue
                                New York, New York 10017
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Henry B. Schacht                Director and Senior Advisor
                                E.M. Warburg, Pincus & Co., LLC
                                466 Lexington Avenue, 10th Floor
                                New York, New York 10017
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Walter V. Shipley               Chairman of the Board
                                The Chase Manhattan Corporation
                                270 Park Avenue
                                New York, New York 10017
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Andrew C. Sigler                Retired Chairman of the Board and
                                Chief Executive Officer
                                Champion International Corporation
                                One Champion Plaza
                                Stamford, Connecticut 06921
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John R. Stafford                Chairman, President and
                                Chief Executive Officer
                                American Home Products Corporation
                                5 Giralda Farms
                                Madison, New Jersey 07940
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                                 Page 15 of 16

Issuer: Carrizo Oil & Gas, Inc.                        CUSIP Number: 144577 10 3



Marina v.N. Whitman             Professor of Business Administration
                                and Public Policy
                                The University of Michigan
                                School of Public Policy
                                411 Lorch Hall, 611 Tappan Street
                                Ann Arbor, MI 48109-1220
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                                 Page 16 of 16